UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported) July   18, 2006

Bar Harbor Bankshares

(Exact Name of Registrant as Specified in Its Charter)
Maine

(State or Other Jurisdiction of Incorporation)

841105-D	01-0393663

(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME	04609-0400

(Address of Principal Executive Offices)	(Zip Code)
(207) 288-3314

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1 Press Release dated July 18, 2006

ITEM 8.01	OTHER EVENTS
Bar Harbor Bankshares issued a press release today announcing, that its Board of Directors has declared a cash dividend of 23 cents per share of common stock for the quarter ended June 30, 2006. The quarterly dividend will be payable to all shareholders of record as of the close of business August 18, 2006, and will be paid on September 15, 2006. A copy of the Company’s press release is filed with this current report as an exhibit.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits No. Description

99.1 Copy of Company’s press release dated July 18, 2006 filed herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 18, 2006
BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz
Chief Financial Officer